JPMORGAN INCOME FUNDS

JPMorgan Short Term Bond Fund
 (All share classes)
(A series of JPMorgan Trust I)

Supplement dated May 18, 2007
to the Prospectuses dated December 31, 2006

Currently, the JPMorgan Short Term Bond Fund’s (the “Fund”) prospectuses provide that, under normal market conditions, the Fund’s duration will range between one and three years. Effective July 1, 2007 (the “Effective Date”), the duration of the Fund, under normal market conditions, will range between zero and three years. On the Effective Date, a new prospectus for the Fund that reflects this change will replace the current prospectus for the Fund dated December 31, 2006.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-STB-507